                                                                     Exhibit 4.4
THIS CERTIFICATE IS TRANSFERABLE IN                              SEE REVERSE FOR
KANSAS CITY, MO OR NEW YORK, N.Y.                            CERTAIN DEFINITIONS

NUMBER                                                                    SHARES

C                                                                   COMMON STOCK
BUTLER                            (LOGO)                            NO PAR VALUE



INCORPORATED UNDER THE LAWS                                   CUSIP  123655 10 2
OF THE STATE OF DELAWARE


                          BUTLER MANUFACTURING COMPANY

THIS CERTIFIES THAT



IS THE OWNER OF

              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK


Butler Manufacturing Company transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent or Registrar. Witness the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

Dated:


    CHAIRMAN OF THE BOARD



         (CORPORATE SEAL)          COUNTERSIGNED AND REGISTERED:
                                     UMB BANK, N.A.
                                     KANSAS CITY, MISSOURI
                                     TRANSFER AGENT AND REGISTRAR


SECRETARY                                                   AUTHORIZED SIGNATURE

                          BUTLER MANUFACTURING COMPANY

         The Corporation will furnish without charge to each shareholder who so requests, a statement of the preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class of stock of the Corporation. Such request may be made to the Corporation or the transfer agent.

         Keep this certificate in a safe place. If it is lost, stolen or destroyed, the Corporation may require a bond of indemnity as a condition to the issuance of a replacement certificate.

         This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Butler Manufacturing Company and UMB Bank, N.A. dated as of September 20, 1986 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Butler Manufacturing Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Butler Manufacturing Company will mail to the holder of this certificate a copy of a Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) may become null and void.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with right of survivorship
          and not as tenents in common
TOD     - transfer on death direction in event of owner's
          death, to person named on face
UNIF GIFT MIN ACT - __________ as Cutsodian for _____________
                      (Cust)                       (Minor)
                       Under Uniform Gift to Minors
                              Act _________________
                                     (State)
UNIF TRAN MIN ACT - __________ as Cutsodian for _____________
                      (Cust)                       (Minor)
                        Under Uniform Transfer to Minors
                              Act _________________
                                     (State)

    Additional abbreviations may also be used though not in the above list.

For value received, __________________ hereby sell assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE

                           -------------------------
                           |                       |
                           |                       |
                           -------------------------

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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------------------------------------------------------------------------- shares of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
   NOTICE:                                  X-----------------------------------
THE SIGNATURE(S) TO                          (SIGNATURE)
THE ASSIGNMENT MUST
CORRESPOND WITH THE
NAME)S) AS WRITTEN
UPON THE FACE OF THE
CERTIFICATE IN EVERY
PARTICULAR WITHOUT
ALTERATION OR EN-
LARGEMENT OR ANY
CHANGE WHATEVER.                             X----------------------------------
                                              (SIGNATURE)



                                            THE SIGNATURE(S)SHOULD BE GUARANTEED
                                            BY AN ELIGIBLE  GUARANTOR AS DEFINED
                                            IN RULE 17AD-15 UNDER THE SECURITIES
                                            EXCHANGE ACT OF 1934, AS AMENDED.


                                            SIGNATURE(S) GUARANTEED BY: